UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011 (November 8, 2011)

The Warnaco Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 8, 2011, The Warnaco Group, Inc. (the “Registrant”), Warnaco Inc. (“Warnaco”), a direct, wholly-owned subsidiary of the Registrant, and the indirect domestic subsidiaries of the Registrant (the “U.S. Guarantors”) entered into Amendment No. 2 (the “U.S. ABL Amendment”) to Warnaco’s revolving credit agreement dated as of August 26, 2008, as amended by Amendment No. 1, dated June 17, 2011 (as so amended, the “U.S. ABL Facility”).
On November 8, 2011, Warnaco of Canada Company (“Warnaco Canada”), an indirect, wholly-owned subsidiary of the Registrant, 4278941 Canada Inc., an indirect, wholly-owned subsidiary of the Registrant, the Registrant, Warnaco and the U.S. Guarantors entered into Amendment No. 2 (the “Canadian ABL Amendment” and, together with the U.S. ABL Amendment, the “Amendments”) to Warnaco Canada’s revolving credit agreement dated as of August 26, 2008, as amended by Amendment No. 1, dated June 17, 2011 (as so amended, the “Canadian ABL Facility” and, together with the U.S. ABL Facility, the “ABL Credit Facilities”).
The Amendments provide, among other things, for (i) extension of the maturity date under each of the ABL Credit Facilities from August 26, 2013 to November 8, 2016, (ii) reductions in interest rate margins under each of the ABL Credit Facilities by 25 basis points, (iii) reductions in commitment fees under each of the ABL Credit Facilities by 12.5 basis points and (iv) reductions in the minimum fixed charge coverage ratio test from 1.1:1.0 to 1.0:1.0 under each of the ABL Credit Facilities (which ratio is tested only when the Available Credit (as defined in each of the ABL Credit Facilities) falls below certain agreed upon levels). In addition, the Amendments revise certain covenants and basket levels under each of the ABL Credit Facilities, including, without limitation, covenants relating to restricted payments, prepayments of debt, permitted acquisitions and permitted indebtedness.
Copies of each of the U.S. ABL Amendment and the Canadian ABL Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and each Amendment is incorporated herein by reference. The description of each Amendment herein is qualified in its entirety by reference to such Amendment.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
See discussion under Item 1.01 above, which discussion is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
10.1	Amendment No. 2, dated as of November 8, 2011, by and among Warnaco Inc., as borrower, the affiliates of the borrower party thereto, the lenders, issuers and swing loan lender party thereto and Bank of America, N.A., as administrative agent and collateral agent, which amends the Credit Agreement, dated as of August 26, 2008, by and among Warnaco Inc., The Warnaco Group, Inc., the lenders and issuers party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders and the issuers party thereto, as amended by Amendment No. 1, dated June 17, 2011.*

10.2	Amendment No. 2, dated as of November 8, 2011, by and among Warnaco of Canada Company, as borrower, the affiliates of the borrower party thereto, the lenders, issuers and swing loan lender party thereto and Bank of America, N.A., as administrative agent and collateral agent, which amends the Canadian Credit Agreement, dated as of August 26, 2008, by and among Warnaco of Canada Company, The Warnaco Group, Inc., the lenders and issuers party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders and the issuers party thereto, as amended by Amendment No. 1, dated June 17, 2011.*

*	The registrant has requested confidential treatment with respect to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Such portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.
Date: November 15, 2011	By:	/s/ Lawrence R. Rutkowski
		Name:	Lawrence R. Rutkowski
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Amendment No. 2, dated as of November 8, 2011, by and among Warnaco Inc., as borrower, the affiliates of the borrower party thereto, the lenders, issuers and swing loan lender party thereto and Bank of America, N.A., as administrative agent and collateral agent, which amends the Credit Agreement, dated as of August 26, 2008, by and among Warnaco Inc., The Warnaco Group, Inc., the lenders and issuers party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders and the issuers party thereto, as amended by Amendment No. 1, dated June 17, 2011.*

10.2	Amendment No. 2, dated as of November 8, 2011, by and among Warnaco of Canada Company, as borrower, the affiliates of the borrower party thereto, the lenders, issuers and swing loan lender party thereto and Bank of America, N.A., as administrative agent and collateral agent, which amends the Canadian Credit Agreement, dated as of August 26, 2008, by and among Warnaco of Canada Company, The Warnaco Group, Inc., the lenders and issuers party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders and the issuers party thereto, as amended by Amendment No. 1, dated June 17, 2011.*

*	The registrant has requested confidential treatment with respect to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Such portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.